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                          SA FUNDS -- INVESTMENT TRUST

                      SUPPLEMENT DATED SEPTEMBER 11, 2000
                     TO THE PROSPECTUS DATED JULY 16, 1999


     SA FIXED INCOME FUND, SA U.S. MARKET FUND, SA U.S. HBtM FUND, SA U.S.
               SMALL COMPANY FUND, SA INTERNATIONAL HBtM FUND AND
                      SA INTERNATIONAL SMALL COMPANY FUND

Effective August 15, 2000, Class S of each Fund is closed to new investors. Also effective August 15, 2000, pursuant to a voluntary waiver, Assante Asset Management Inc. (formerly RWB Advisory Services Inc.) has contractually agreed to waive a portion of its management fee and to reimburse expenses to the extent necessary to limit the total operating expenses of Class I of each Fund to the amounts shown in the table below. The foregoing expense limitations, with respect to the below listed Funds, will remain in effect until August 15, 2002. The new net expenses for Class I of each Fund are as follows:

         SA Fixed Income Fund                        0.85%
         SA U.S. Market Fund                         0.92%
         SA U.S. HBtM Fund                           1.05%
         SA U.S. Small Company Fund                  1.25%
         SA International HBtM Fund                  1.45%
         SA International Small Company Fund         1.28%